FIFTH AMENDMENT TO THE
                          AGL RESOURCES INC. LONG-TERM
                          STOCK INCENTIVE PLAN OF 1990


                (Formerly known as the ATLANTA GAS LIGHT COMPANY
                     LONG-TERM STOCK INCENTIVE PLAN OF 1990)



         This Fifth Amendment to the AGL Resources Inc. Long-Term Stock Incentive Plan of 1990 (formerly known as the Atlanta Gas Light Company Long-Term Stock Incentive Plan of 1990) (the "Plan") is made and entered into this 1st day of November, 1996, by AGL Resources Inc. (the "Company").


                              W I T N E S S E T H:


         WHEREAS, the Company has assumed the sponsorship of this Plan and has determined that it would be in the best interest of the Company, its employees and the employees of its subsidiaries to amend the Plan to change the name of the Plan, to clarify the definition of "fair market value" with regard to stock under the Plan and to clarify the methods of payment an Optionee may use to exercise an option; and

         WHEREAS, Section 10 of the Plan provides that the Company may amend the Plan at any time; and

         WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows:


                                       1.

         Effective as of July 1, 1996, the name of the Plan is hereby changed to "AGL Resources Inc. Long-Term Stock Incentive Plan of 1990"; all references to the "Plan" in the Plan shall mean the AGL Resources Inc. Long-Term Stock Incentive Plan of 1990 and all references to "Company" shall mean AGL Resources Inc.

                                       2.

         Section 5(c)(ii) is hereby amended, effective as of January 1, 1996, by deleting that section in its entirety and substituting in lieu thereof the following:

                  "(ii) The fair market value per share of Common Stock as of a date of determination shall mean the following:



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                        (A) For  purposes  of  transactions  under the Plan that
                  constitute a purchase or sale of Common Stock on the open market, the fair market value of the Common Stock shall be the actual market price on the date and time of the purchase or sale; and

                        (B) For all other  purposes  under  the  Plan,  the fair
                  market value per share of the Common Stock on any particular date shall be (a) the closing sale price of the stock as reflected on the National Association of Securities Dealers, Inc. National Market System on such date, or (b) if the Common Stock is listed on an established stock exchange, the closing price of the stock on such exchange on such date. If, for any reason, the fair market value per share of the Common Stock cannot be ascertained or is unavailable for a particular date, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof."

                                       3.

         Section 5(h)(i) of the Plan is hereby amended, effective as of January 1, 1996, by replacing the second sentence thereof with the following sentence.

                  "The Optionee [or his or her successors as provided in Section 5(j)(iii)] may use any of the following methods of payment:
                  (A) cash; (B) the delivery of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with medallion level signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require); (C) broker-assisted cashless exercise; or (D) any combination of the above methods or any other method of exercise permitted by the Committee."

                                       4.

         Section 5(h)(i) of the Plan is hereby amended, effective as of November 1, 1996, by deleting the third sentence thereof in its entirety.



                                       5.

         Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.






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         IN WITNESS WHEREOF,  the Company has caused this Fifth Amendment to the
Plan to be executed by its duly authorized officer as of the date first above written.



                                               AGL RESOURCES INC.


                                               By:      /s/ Robert L. Goocher
                                                        Robert L. Goocher
                                                        Executive Vice President